WAYNE HUMMER INCOME FUND

                                   Semi-Annual
                              Financial Statements


                               September 30, 1997
                                   (Unaudited)

WAYNE HUMMER INCOME FUND


PHOTO OF: DAVID P. POITRAS


Dear Wayne Hummer Income Fund Shareholder,

We are pleased to present the semi-annual financial statements for the Wayne Hummer Income Fund for the period ended September 30, 1997.

OVERVIEW
Over the past several months, interest rates fell dramatically, inspiring a strong bond market rally. Moderating economic growth and low levels of inflation produced an outstanding environment for fixed income investors. At September 30, 1997, market yields on 3-year, 5-year and 10-year Treasury notes were approximately 3/4 of a percentage point (75 basis points) lower than six months earlier. The rally had a large and positive impact on the Fund's portfolio of notes and bonds.

FUND PERFORMANCE
For the six-month and one-year periods ended September 30, 1997, the total returns for the Fund were 6.81% and 9.19%, respectively. That compares favorably to the performance of many sectors of the bond market. For example, the Merrill Lynch Corporate and Government Index of 1 to 9.99 Year Maturities--the index to which we compare the Fund's performance--posted total returns of 5.71% and 8.26% over the same periods. During recent periods, the Fund's duration has been longer than that of its benchmark index. This is the primary reason for the Fund's superior performance relative to the performance of its Index.

During the six-month period ended September 30, 1997, the Fund paid income dividends totaling $0.45 and the Fund's share price increased 3.7% to close at $15.20. The SEC yield was 6.10%, which reflects the 30-day average of the net annualized income earnings capability of every holding in the Fund's portfolio (assuming each is held to maturity).

PORTFOLIO & STRATEGY
The strong bond market rally produced very desirable results for the Wayne Hummer Income Fund. Evidence of this is illustrated from the total return figures listed above--and detailed more thoroughly on the following pages. While we were pleased by the strong rally, we used the market's strength as an opportunity to shorten the duration and average life of the Fund's portfolio. The portfolio's average life and duration stood at 6.46 and 4.85 years, respectively, at quarter end, down from an average life of 7.73 year and a portfolio duration of 5.31 years six months earlier.

Duration serves as a good measure of a portfolio's price volatility due to interest rate changes. By reducing the duration of the Fund's portfolio of investments, our goal is to reduce the price volatility of the portfolio. This is consistent with our belief that current interest rates are relatively low.

We continue to allocate a large percentage of the portfolio to U.S. government and government agency issues--currently over 40% of total assets. In our opinion, the yield advantage of corporate bonds relative to government issues is too narrow to warrant a greater allocation of the portfolio to the former. The average credit quality of the portfolio remains relatively high as a result of the high allocation of government securities.

ECONOMY
The economy grew at an annualized rate of approximately 4% during the first half of 1997. Since then, many economic statistics suggest the economy is slowing, which is consistent with our own forecast. We believe that economic growth will be closer to 2.5% - 3% for the second half of the calendar year.

Generally, a moderating economy is good news for the bond market. Slower growth typically relieves inflationary pressures, which in turn helps reduce interest rate levels. We believe the bond market's strong performance can be traced directly to the slowing economy.

It is our opinion, however, that the good economic news is already reflected in today's low interest rate levels and high bond prices. At the time of this writing, 10-year Treasury notes are yielding less than 6%. Going forward, we are looking for a modest increase in interest rates and have begun positioning the portfolio accordingly.

Included in this report are detailed statements about the Fund and its financial condition. We believe you will find them informative. Thank you for your continued support.

Sincerely,



David P. Poitras
Vice President and Portfolio Manager
October 7, 1997

PORTFOLIO HIGHLIGHTS

The chart below emphasizes the high quality of securities in the portfolio. The average rating of our holdings is A.

PIE CHART:
PORTFOLIO QUALITY
AAA 44%
AA 6%
A 22%
BBB 28%



The investment philosophy of the Fund is to invest primarily in intermediate-term fixed income securities. Average maturity is determined by the maturity or reasonable call date.

Average maturity of the portfolio is 6.46 years.

PIE CHART:
MATURITY SCHEDULE
Less than 3 Years 17.82%
3-10 Years 73.76%
Over 10 Years 8.42%

Portfolio holdings are subject to change and may not represent future portfolio composition.

WAYNE HUMMER INCOME FUND VS.
MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX
VALUE OF $10,000 INITIAL INVESTMENT

GRAPH:
               WAYNE HUMMER   MERRILL LYNCH
DATE           INCOME FUND    CORPORATE AND GOVERNMENT
12/1/92        10000          10000
12/31/92       10035          10130
3/31/93        10431          10531
6/30/93        10737          10751
9/30/93        11080          11004
12/31/93       11044          11022
3/31/94        10892          10812
6/30/94        10722          10751
9/30/94        10751          10836
12/31/94       10835          10831
3/31/95        11344          11303
6/30/95        11865          11868
9/30/95        12115          12062
12/31/95       12516          12491
3/31/96        12342          12389
6/30/96        12412          12462
9/30/96        12595          12681
12/31/96       12956          12993
3/31/97        12875          12987
6/30/97        13323          13368
9/30/97        13753          13729

PERFORMANCE COMPARISON
                                                           MERRILL LYNCH CORPORATE AND GOVERNMENT
 WAYNE HUMMER INCOME FUND                                  INDEX OF 1 TO 9.99 YEAR MATURITIES
-------------------------------------------------------------------------------------------------------------
   PERIOD      GROWTH             TOTAL RETURN              PERIOD        GROWTH             TOTAL RETURN
    ENDED        OF           CUMU-        AVERAGE           ENDED          OF           CUMU-        AVERAGE
  9/30/97     $10,000        LATIVE         ANNUAL          9/30/97      $10,000        LATIVE         ANNUAL
-------------------------------------------------------------------------------------------------------------
 1 Year       $10,919          9.19%         9.19%         1 Year        $10,826         8.26%          8.26%
 12/1/92-     $13,753         37.53%         6.81%         12/1/92-      $13,729        37.29%          6.78%
 9/30/97                                                   9/30/97

NOTE: Performance data quoted herein represents past performance. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This graph compares the results of $10,000 invested in Wayne Hummer Income Fund on December 1, 1992, (inception date) with the Merrill Lynch Corporate and Government Index. (1 to 9.99 year maturities).

TAXPAYER RELIEF ACT OF 1997
The legislation was signed, now what?

Take advantage of the resources available at Wayne Hummer Investments LLC to guide you through these changes. Your full-service Investment Executive can assist you in sorting through the details to determine how these changes may affect your financial plan.

THE MAIN ITEMS COVERED UNDER THIS TAX CUT ARE THE FOLLOWING:
O SAVINGS AND INVESTMENT INCENTIVES, INCLUDING IRAS AND A TAX RATE CUT ON
  CAPITAL GAINS
O EDUCATIONAL TAX INCENTIVES
O CHANGES IN THE ESTATE AND GIFT TAX RATES
O TAX CREDITS FOR FAMILIES WITH CHILDREN

For detailed information about these and the many other components of the new tax law and its affect on your investment strategy, contact your tax and legal advisors as well as your Investment Executive at Wayne Hummer Investments LLC.


OVERVIEW OF IRA CHANGES

The Wayne Hummer Investments Individual Retirement Plan (IRA) allows you to self-direct your investments and allocate them among mutual funds, stocks and bonds.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA)
Beginning in 1998, the traditional IRA will be expanded to make it even more attractive as a retirement savings vehicle. The deductibility income phase-out limits are increased gradually, and there are more reasons for penalty-free IRA withdrawals. Also, spouses who are not covered by a plan at their place of employment may be eligible to make fully deductible IRA contributions, provided their joint income is less than $150,000. Partial deductions are allowed if income is between $150,000 and $160,000.

NEW ROTH IRA
Although you cannot deduct contributions to the Roth IRA, all interest, dividends and capital gains accumulate and can be withdrawn tax-free. Basically, this allows you to simplify tax planning down the road when you retire. Wayne Hummer Investments will offer the Roth IRA beginning January 1, 1998. Of course, there are restrictions and eligibility requirements so contact your Investment Executive for details.

CONVERSION FROM A TRADITIONAL IRA TO THE NEW ROTH IRA
Money in other IRAs, whether deductible or nondeductible, may be rolled over to a Roth IRA without penalty, subject to certain rules. A special tax break is given to taxpayers that convert an existing IRA before January 1, 1999. The income from the conversion can be included in income ratably over the four years beginning with the year of the conversion. Even if you do not currently have an IRA with Wayne Hummer, your Investment Executive, along with our retirement plans specialist, can provide you with the advantages of each IRA relative to your particular situation.

STATEMENT OF ASSETS AND LIABILITIES
                                                                              SEPTEMBER 30, 1997        YEAR ENDED
ASSETS                                                                               (UNAUDITED)    MARCH 31, 1997
Investments, at value (Cost:  $21,332,454 and $22,031,822, respectively).....       $21,687,046        $21,556,935
  Cash.......................................................................             1,619            127,801
  Interest receivable........................................................           354,624            390,478
  Receivable for Fund Shares sold............................................                 0             58,326
  Deferred organizational costs (net of accumulated amortization of $58,000
    and $52,000, respectively)...............................................             2,000              8,000
  Prepaid expenses...........................................................            10,913              8,025
                                                                                    -----------        -----------
              Total assets...................................................        22,056,202         22,149,565

LIABILITIES AND NET ASSETS
Payable for investment purchased.............................................                 0             96,293
Organizational costs payable.................................................             5,000             11,000
Dividends payable............................................................            29,519             20,763
Due to Wayne Hummer Management Company.......................................             9,025              9,410
Accounts payable.............................................................            19,663             13,627
                                                                                    -----------        -----------
              Total liabilities..............................................            63,207            151,093
                                                                                    -----------        -----------
Net assets applicable to 1,466,982 and 1,500,981 Shares outstanding,
  no par value, equivalent to $15.20 and $14.66  per Share, respectively.....       $21,992,995        $21,998,472
                                                                                    ===========        ===========

ANALYSIS OF NET ASSETS
Paid-in capital .............................................................       $22,726,986        $23,535,117
Net unrealized appreciation (depreciation) of investments....................           354,592           (474,887)
Accumulated net realized loss on sales of investments........................        (1,088,583)        (1,061,758)
                                                                                    -----------        -----------
Net assets applicable to Shares outstanding..................................       $21,992,995        $21,998,472
                                                                                    ===========        ===========
THE PRICING OF SHARES
Net asset value, offering and redemption price per Share
  ($21,992,995 / 1,446,982 Shares outstanding and $21,998,472 / 1,500,981
   Shares outstanding, respectively).........................................            $15.20             $14.66
                                                                                    ===========        ===========

STATEMENT OF OPERATIONS
                                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                              SEPTEMBER 30, 1997         MARCH 31,
INVESTMENT INCOME:                                                                   (UNAUDITED)              1997
  Interest...................................................................        $  785,286         $1,731,738

EXPENSES:
  Management fee.............................................................            55,269            119,230
  Transfer agent fees........................................................            11,978             25,827
  Professional fees..........................................................            10,620             22,200
  Portfolio accounting fees..................................................             9,405             19,543
  Printing and reporting fees................................................             6,535             10,650
  Amortization of organization costs.........................................             6,000             12,000
  Custodian fees.............................................................             4,500              8,900
  Trustee fees...............................................................             2,448              6,800
  Other......................................................................             4,888             15,695
                                                                                      ---------         ----------
              Total expenses.................................................           111,643            240,845
                                                                                      ---------         ----------
Net investment income........................................................           673,643          1,490,893
                                                                                      ---------         ----------
Net realized loss on sales of investments....................................           (33,630)           (141,101)
Change in net unrealized appreciation (depreciation).........................           829,479            (312,194)
                                                                                      ---------         ----------
Net realized and unrealized gain (loss) on investments.......................           795,849            (453,295)
                                                                                      ---------         ----------
Net increase in net assets resulting from operations.........................        $1,469,492         $1,037,598
                                                                                     ==========         ==========

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                                SEPTEMBER 30, 1997          MARCH 31,
OPERATIONS:                                                                             (UNAUDITED)              1997
  Net investment income .....................................................         $    673,643       $  1,490,893
  Net realized loss on sales of investments .................................              (33,630)          (141,101)
  Change in net unrealized appreciation (depreciation) ......................              829,479           (312,194)
                                                                                      ------------       ------------
Net increase in net assets resulting  from operations .......................            1,469,492          1,037,598

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income .....................................................             (666,838)        (1,479,285)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold .................................................              604,195          2,190,162
  Shares issued upon reinvestment of dividends ..............................              508,296          1,118,817
                                                                                      ------------       ------------
                                                                                         1,112,491          3,308,979
  Less payments for Shares redeemed .........................................            1,920,622          6,267,431
                                                                                      ------------       ------------
Decrease from Capital Share transactions ....................................             (808,131)        (2,958,452)
                                                                                      ------------       ------------
Total decrease in net assets ................................................               (5,477)        (3,400,139)

NET ASSETS:
  Beginning of period .......................................................           21,998,472         25,398,611
                                                                                      ------------       ------------
  End of period .............................................................         $ 21,992,995       $ 21,998,472
                                                                                      ============       ============

FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)
                                        SIX MONTHS ENDED
                                       SEPTEMBER 30, 1997                      YEAR ENDED MARCH 31,
                                                UNAUDITED           1997          1996           1995           1994
NET ASSET VALUE, BEGINNING OF PERIOD.......        $14.66         $14.95        $14.69         $15.10         $15.41

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................          0.45           0.92          1.02           0.99           0.95
  Net realized and unrealized gains
    (losses) on investments................          0.54          (0.29)         0.26          (0.42)         (0.26)
                                                  -------        -------        ------         ------         ------
Total from investment operations...........          0.99           0.63          1.28           0.57           0.69

LESS DISTRIBUTIONS:
  Dividends from net investment income.....         (0.45)         (0.92)        (1.02)         (0.98)         (0.95)
  Dividends from net realized gain on
    investments............................          0.00           0.00          0.00           0.00(b)       (0.05)
                                                  -------        -------        ------         ------         ------
      Total distributions..................         (0.45)         (0.92)        (1.02)         (0.98)         (1.00)
                                                  -------        -------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD.............        $15.20         $14.66        $14.95         $14.69         $15.10
                                                  =======        =======        ======         ======         ======

TOTAL RETURN...............................         6.81%          4.32%         8.79%          4.16%          4.42%

RATIOS AND SUPPLEMENTARY DATA:
  Net assets, end of period (000's)........       $21,993        $21,998       $25,398        $26,352        $33,652
  Ratio of expenses to average net assets..         1.01%(a)       1.01%         0.91%          0.94%          1.13%
  Ratio of net investment income to
    average net assets                              6.10%(a)       6.25%         6.80%          6.70%          6.14%
  Portfolio turnover rate..................           18%(a)         39%           46%            32%            86%

NOTES TO FINANCIAL HIGHLIGHTS:
(a)  Determined on an annualized basis.
(b)  Less than $.01 per share.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS

September 30, 1997

                                                        PRINCIPAL
CORPORATE OBLIGATIONS (53.8%)                              AMOUNT      VALUE
Auto & Machinery (4.2%)
Johnson Controls, Inc., 7.70%, due 03/01/15            $  350,000   $375,365
Parker-Hannifin Corporation, 9.750%,
  due 02/15/21                                            480,000    541,594
                                                                   ---------
                                                                     916,959
Banks & Finance (7.4%)
Citicorp, 9.375%, due 03/01/16                            149,000    154,430
Ford Motor Credit Company, 6.125%,
  due 01/09/06                                            500,000    480,355
Norwest Corporation, 7.650%, due 03/15/05                 360,000    380,826
St. Paul Bancorp, Inc., 7.125%, due 02/15/04              100,000    100,881
Sears Roebuck Acceptance Corp., 6.750%,
  due 09/15/05                                            500,000    501,770
                                                                   ---------
                                                                   1,618,262
Paper & Forest Products (8.9%)
Boise Cascade Corporation, 9.875%,
  due 02/15/01                                          1,000,000  1,047,440
Champion International Corporation, 6.400%,
  due 02/15/26                                            500,000    484,235
Georgia Pacific Corporation, 9.750%,
  due 01/15/18                                            415,000    432,260
                                                                   ---------
                                                                   1,963,935
Retail (2.4%)
Penney (J.C.) Company, Inc., 9.450%,
  due 07/15/02                                            500,000    536,650

Telecommunications (4.5%)
Mountain States Telephone & Telegraph Co.,
  5.500%, due 06/01/05                                    269,000    251,036
NYNEX Corporation, 9.550%, due 05/01/10                   648,094    731,199
                                                                   ---------
                                                                     982,235
Transportation (8.1%)
Canadian Pacific Limited, 8.850%, due 06/01/22           500,000     553,340
Union Pacific Corporation, 6.125%, due 01/15/04          200,000     193,258
United Air Lines, Inc., 9.760%, due 05/27/06             930,124   1,030,251
                                                                   ---------
                                                                   1,776,849
Utilities (4.6%)
Commonwealth Edison Company
  8.125%, due 01/15/07                                   500,000     510,425
  8.875%, due 10/01/21                                   485,000     511,995
                                                                   ---------
                                                                   1,022,420

                                                        PRINCIPAL
                                                           AMOUNT      VALUE
Miscellaneous (13.7%)
Browning-Ferris Industries, Inc., 6.375%,
  due 01/15/08                                         $  500,000 $  487,470
CBI Industries, Inc., 6.250%, due 06/30/00                500,000    498,450
Crown, Cork & Seal Company, Inc., 8.375%,
  due 01/15/05                                            100,000    108,782
Eastman Kodak Company, 9.750%,
  due 10/01/04                                            325,000    382,798
Inco Ltd., Convertible Debenture, 7.750%,
  due 03/15/16                                            500,000    525,000
Pennzoil Company, 10.250%, due 11/01/05                   186,000    222,333
Reynolds Metals Company, 9.400%,
  due 02/15/05                                            250,000    287,768
Xerox Corporation, 5.875%, due 06/15/37                   500,000    503,195
                                                                   ---------
                                                                   3,015,796
                                                                   ---------
TOTAL CORPORATE OBLIGATIONS (Cost: $11,679,890)                   11,833,106
                                                                   ---------
MUNICIPALITY-TAXABLE (1.2%)
Virginia State Housing Development, 7.950%,
  due 05/01/13 (Cost: $253,606)                           250,000    267,488

MORTGAGE-BACKED SECURITIES (21.1%)
Collateralized Mortgage Obligations (14.5%)
Federal Home Loan Mortgage Corporation (11.3%)
  7.500%, due 11/15/08                                    500,000    513,570
  7.500%, due 02/15/20                                    400,000    408,248
  8.000%, due 03/15/21                                  1,000,000  1,035,400
  8.000%, due 04/15/22                                    500,000    525,770
                                                                   ---------
                                                                   2,482,988
Federal National Mortgage Association (3.2%)
  8.000%, due 02/25/07                                    500,000    526,910
  8.500%, due 06/25/21                                    177,212    185,598
                                                                   ---------
                                                                     712,508
Federal National Mortgage Association (4.0%)
  11.250%, due 04/01/01                                   52,275      55,596
  10.750%, due 09/01/15                                  124,449     136,289
  10.500%, due 01/01/16                                   80,328      87,509
  10.500%, due 06/01/19                                  275,093     301,873
   9.000%, due 12/01/19                                   84,021      88,896
   8.000%, due 12/01/22                                  200,883     206,967
                                                                   ---------
                                                                     877,130

                                                        PRINCIPAL
                                                           AMOUNT      VALUE
Government National Mortgage Association (2.6%)
  9.000%, due 11/15/01                                 $  118,408  $ 124,075
  9.000%, due 02/20/27                                    419,069    442,906
                                                                   ---------
                                                                     566,981
                                                                   ---------
TOTAL MORTGAGE-BACKED SECURITIES (Cost: $4,583,598)                4,639,607

U.S. GOVERNMENT AND AGENCY ISSUES (22.5%)
Federal National Mortgage Association                     750,000    770,145
  6.820%, due 08/23/05
U.S. Treasury Note, 8.500%, due 11/15/00                1,555,000  1,667,209
U.S. Treasury Note, 6.500%, due 05/15/05                1,000,000  1,020,930
U.S. Treasury Note, 6.250%, due 02/15/07                1,045,000  1,050,121
U.S. Treasury Strips, 0%, due 02/15/21                  2,000,000    438,440
                                                                   ---------
  TOTAL U.S. GOVERNMENT AND AGENCY
    ISSUES (Cost: $4,815,360)                                      4,946,845
                                                                   ---------

TOTAL INVESTMENTS (Cost: $21,332,454)  (98.6%)                    21,687,046
CASH AND OTHER ASSETS, LESS LIABILITIES (1.4%)                       305,949
                                                                   ---------
NET ASSETS (100.0%)                                              $21,992,995
                                                                   =========

NOTE TO PORTFOLIO OF INVESTMENTS:

(a) Based on the cost of investments of $21,332,454 for federal income tax purposes at September 30, 1997, the aggregate gross unrealized appreciation was $400,213, the aggregate gross unrealized depreciation was $45,621 and the net unrealized depreciation of investments was $354,592.

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust"), is an open-end management company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Income Fund and the Wayne Hummer Growth Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment management.

1. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

DEFERRED ORGANIZATIONAL COSTS
Certain organizational costs are reimbursable by the Fund to Wayne Hummer Management Company, the Fund's Investment Adviser. The costs are being amortized on the straight-line method and repaid quarterly over a five-year period.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund Shares are sold and redeemed on a continuous basis at net asset value.
Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Fund's portfolio so as to affect materially the net asset value of the Shares by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1997, amounting to $1,061,758, is avail able to offset future capital gains. If not applied, $880,524 of the loss carry forward expires in 2003, $51,741 expires in 2004 and $129,493 expires in 2005.

4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a
Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed the lesser of (1) 1.50% of the average daily net assets of the Fund or (2) the expense limitations applicable to the Fund imposed by any state in which the Fund's Shares are sold. During the period ended September 30, 1997, and the year ended March 31, 1997, the Fund incurred management fees of $55,269 and $119,230, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1997, and the year ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $2,448 and $6,800, respectively.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:

                       SIX MONTHS ENDED          YEAR ENDED
                     SEPTEMBER 30, 1997      MARCH 31, 1997
   Purchases                 $1,937,847         $ 8,896,351
   Proceeds from sales       $2,557,825         $10,156,810

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                        SIX MONTHS
                                              ENDED         YEAR ENDED
                                 SEPTEMBER 30, 1997     MARCH 31, 1997
   Shares sold                               40,407            147,250
   Shares issued upon
     reinvestment of dividends               33,957             75,320
                                          ---------           --------
                                             74,364            222,570
   Shares redeemed                         (128,363)          (420,513)
                                          ---------           --------
   Net decrease in Shares outstanding       (53,999)          (197,943)
                                          =========           ========

BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

This brochure must be
preceded or accompanied
by a current
prospectus of the
Wayne Hummer Investment Trust.


LOGO: Member of 100% No Load(TM) Mutual Fund Council

LOGO: Wayne Hummer Investments LLC

300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(920) 734.1474 (local)
www.whummer.com

WAYNE HUMMER INCOME FUND
                                   Semi-Annual
                                    Financial
                                   Statements

                               September 30, 1997
                                   (Unaudited)



WAYNE HUMMER INCOME FUND

300 South Wacker Drive
Chicago, IL 60606-6607


                                   First Class
                                  U.S. Postage
                                      PAID
                                   Berwyn, IL
                                 Permit No. 150

WAYNE HUMMER GROWTH FUND
                                   Semi-Annual
                              Financial Statements


                               September 30, 1997
                                   (Unaudited)

WAYNE HUMMER GROWTH FUND


PHOTO OF: THOMAS J. ROWLAND


Dear Shareholder:

This report presents the semi-annual financial statements of the Wayne Hummer Growth Fund on September 30,1997, the end of the first half of the Fund's fiscal year 1998. The net asset value of a Fund share increased 27.2% from $26.45 on September 30, 1996 to $33.65 on September 30, 1997. If dividends as well as distributions from capital gains were reinvested during this period, the increase was 34.6%. For the first half of this fiscal year this increase was 25.0%. During the first half of the current fiscal year, the Fund's Board of Trustees declared a dividend of $.06 and a capital gain distribution of $1.02 payable to shareholders on April 23rd, and another dividend of $.05 payable on July 18th.

In the January letter we noted that the Fund's relatively fully invested position reflected a degree of confidence in the sustainability of the economic conditions that had been driving the stock market ever higher, namely, low inflation and lower interest rates. The market's continued advance since that time has exceeded our most optimistic expectations, aided importantly by declining interest rates. Leadership has also shifted to the small and mid-cap sectors of the market, a welcome development for the Fund. We retain that confidence in the fundamentals and we think the market can continue to do well despite its already remarkable performance and its current high valuation as measured by historic standards.

During the course of the Fund's current fiscal year, interest rates generally have fallen by about 75 basis points. With the S&P 500 selling at about 21 times expected 1997 operating earnings, the market is considered to be modestly overvalued at current interest rates. Although third quarter operating earnings are expected to show a modest acceleration from the previous quarter, momentum for the current cycle has clearly peaked. This accounts for the seemingly heightened focus on interest rate projections.

Interest rates reflect inflation expectations. The market has been waiting for signs of an acceleration in inflation for a long time now. Though rates have been in secular decline since 1982, the level of real rates (interest rates less the inflation rate) has remained stubbornly high. The longer that inflation fails to materialize, the more likely that we could see a compression in real long-term interest rates. This, in turn, should be an important positive development for the equity markets.

New to the financial markets this year was the introduction by the Treasury Department of Treasury's Inflation Protection Securities (TIPS) in January. A recent Business Week article by Dean Foust discusses these inflation indexed bonds in terms of their predictive value as a barometer of future prices. He concludes that the performance of TIPS is confirming that the significant drop in interest rates in recent months reflects the market's growing belief that inflation as a long-term threat is waning. A narrowing of the spread between conventional bonds and indexed bonds of the same maturity is a measure of reduced anticipated inflation over the term to maturity of the bond. This has been the case in recent months.

As a corollary, a statistical analysis by John Manley of Smith Barney tracks the relationship of the long bond yield to its 52-week moving average as a predictor of stock market behavior. His work indicates that, in observations going back over 30 years, this statistic is a strong predictor of stock market performance over the ensuing 12-month period. At no time during the period covered by the study has there been an occurrence when the 12-month stock market return was negative following a period when the bond yield reached a level 10% or more below its 52-week moving average. The current yield on the long bond is 6.34%. The yield for the bond to trade at 10% below its moving average would be 6.04%, a level certainly attainable in light of the market disruptions described below.

While the markets exhibited considerable angst over the just passed tenth anniversary of the 1987 crash, serious jitters were taking place on the other side of the world in Asia. As of this writing, turmoil continues to rack the stock and currency markets of Southeast Asia, spilling over into our equity markets as well. The resulting capital flows to the safe harbor of U.S. dollar investments is likely to defer whatever consideration might have been given to tightening credit by the Federal Reserve Board. The likely result is a further strengthening of the dollar with its attendant dampening effect on inflation. Additionally, as the prospects for a federal budget surplus appear more likely, further reducing Treasury borrowing requirements, the compression in real long-term interest rates could become a reality sooner than anticipated. This could ultimately extend the stock market's gains.

A new addition to the Fund in the mid-cap sector last quarter were the shares of Viking Office Products. Viking is a leading direct marketer of office products to small and medium sized businesses. The Company operates 20 distribution centers in 10 countries and sells more than 10,000 office products to businesses in the U.S., Europe and Australia. The Company operates no retail stores, has no sales staff, does no outbound telemarketing and is not the lowest cost source of the products it supplies. Viking does, however, enjoy returns on invested capital in excess of 20% on a debt-free balance sheet.

Viking's well-executed business strategy emphasizes an extreme level of very personalized customer service and intensive utilization of advances in technology and printing to carry database marketing toward its ultimate goal of printing a personalized, customized catalog for each customer. Such customer attention has resulted in extremely high retention rates and steadily rising revenues per active account.

Seventy percent of employees own Company stock. Viking chairman, Irwin Helford, who owns 3.6 million shares of stock, has built sales from $15 million in the mid-1980s to $1.3 billion in the latest fiscal year, and has produced among the highest returns of any company in the office products or direct marketing industries. The demographics of service sector employment growth among developed economies offer significant opportunities for continuing growth for this well managed company.

As always, we are pleased to be a part of your long-term investment planning.


Sincerely,


Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
October 23, 1997

WAYNE HUMMER GROWTH FUND VS. RUSSELL MID-CAP AND THE S&P 500
VALUE OF $10,000 INITIAL INVESTMENT (THOUSANDS)

GRAPH:
        WAYNE
        HUMMER
        GROWTH      RUSSELL
        FUND        MID-CAP   S&P 500
1987    10          10        10
        8.15        7.74      7.75
        8.52        8.68      8.19
        8.8         9.31      8.72
1988    8.64        9.22      8.76
        8.72        9.27      9.02
        9.17        9.96      9.66
        9.72        10.87     10.5
1989    10.55       11.91     11.63
        10.81       11.7      11.86
        10.90       11.25     11.51
        11.52       11.67     12.22
1990    10.13       9.35      10.54
        11.35       10.36     11.48
        12.8        12.48     13.15
        13.02       12.55     13.1
1991    13.52       13.48     13.8
        14.63       14.66     14.96
        14.74       14.89     14.58
        14.63       14.86     14.84
1992    15.51       15.44     15.33
        16.14       17.06     16.1
        16.2        17.99     16.8
        16          18.27     16.87
1993    16.06       19.25     17.3
        16.72       19.5      17.82
        16.09       18.92     17.14
        15.9        18.51     17.2
1994    16.62       19.57     18.05
        16.57       19.09     18.04
        18.19       21.08     19.8
        18.66       22.84     21.67
1995    19.36       24.87     23.39
        20.68       25.67     24.8
        21.13       27.21     26.13
        21.52       27.98     27.28
1996    21.91       28.86     28.12
        23.14       30.55     30.48
        23.59       30.29     31.29
        27.02       34.4      36.75
1997    29.49       38.97     39.5


WAYNE HUMMER GROWTH FUND                  RUSSELL MID-CAP                          S&P 500
  PERIOD   GROWTH     TOTAL RETURN         PERIOD   GROWTH     TOTAL RETURN        PERIOD   GROWTH      TOTAL RETURN
   ENDED       OF    CUMU-  AVERAGE         ENDED       OF     CUMU-  AVERAGE      ENDED    OF          CUMU-  AVERAGE
 9/30/97  $10,000   LATIVE   ANNUAL       9/30/97  $10,000    LATIVE   ANNUAL      9/30/97  $10,000    LATIVE   ANNUAL
  1 Year  $13,458   34.58%   34.58%        1 Year  $13,506    35.06%   35.06%       1 Year  $14,041    40.41%   40.41%
  5 Year  $19,006   90.06%   13.70%        5 Year  $25,243   152.43%   20.35%       5 Year  $25,671   156.71%   20.75%
 10 Year  $29,490  194.90%   11.42%       10 Year  $38,971   289.71%   14.57%      10 Year  $39,498   294.98%   14.72%

NOTE: The Russell Mid-Cap and the S&P 500 Indices are unmanaged and all returns include reinvested dividends.


WAYNE HUMMER GROWTH FUND
VALUE OF INITIAL $10,000 INVESTMENT
GRAPH:
        VALUE OF         VALUE OF
        REINVESTED       REINVESTED      NET ASSET
        CAPITAL GAINS    DIVIDENDS       VALUE
(ALL AMOUNTS IN THOUSANDS
        10000            0              0
1984    9830             0              0
        9350             58             0
        9980             149            0
        10170            245            0
1985    10670            357            0
        11120            504            7
        10530            536            6
        12250            695            7
1986    13850            857            8
        13880            926            397
        12570            903            359
        13330            1023           381
1987    16140            1309           461
        15840            1436           1149
        16930            1606           1228
        13220            1323           1557
1988    13790            1430           1624
        14190            1523           1676
        13900            1540           1642
        13740            1669           1821
1989    14450            1756           1915
        15130            1935           2152
        16360            2169           2327
        16410            2306           2656
1990    16540            2324           2678
        16960            2580           3224
        14860            2343           2825
        16000            2843           3600
1991    18040            3206           4059
        18130            3365           4242
        18740            3609           4385
        20020            4142           4757
1992    20170            4173           4792
        19840            4202           4883
        20950            4560           5156
        21640            4919           5355
1993    21720            4938           5374
        21380            4949           5290
        21400            5060           5295
        22060            5486           5511
1994    21230            5279           5303
        20910            5297           5223
        21790            5628           5443
        21340            5766           5649
1995    23430            6331           6202
        23840            6565           6481
        24660            6902           6704
        25810            7481.71        7592.31
1996    26370            7644.04        7757.04
        26040            7692.94        8800.4
        26450            7919.35        8938.96
        27500            8468.12        9773.04
1997    28030            8631.33        9961.39
        30880            9622.23        12900.4
        33650            10576.8        14057.5


NOTE: Performance Data quoted herein represents past performance. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TAXPAYER RELIEF ACT OF 1997
The legislation was signed, now what?

Take advantage of the resources available at Wayne Hummer Investments LLC to guide you through these changes. Your full-service Investment Executive can assist you in sorting through the details to determine how these changes may affect your financial plan.

THE MAIN ITEMS COVERED UNDER THIS TAX CUT ARE THE FOLLOWING:
O SAVINGS AND INVESTMENT INCENTIVES, INCLUDING IRAS AND A TAX RATE CUT ON
  CAPITAL GAINS
O EDUCATIONAL TAX INCENTIVES
O CHANGES IN THE ESTATE AND GIFT TAX RATES
O TAX CREDITS FOR FAMILIES WITH CHILDREN

For detailed information about these and the many other components of the new tax law and its affect on your investment strategy, contact your tax and legal advisors as well as your Investment Executive at Wayne Hummer Investments LLC.


OVERVIEW OF IRA CHANGES

The Wayne Hummer Investments Individual Retirement Plan (IRA) allows you to self-direct your investments and allocate them among mutual funds, stocks and bonds.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA)
Beginning in 1998, the traditional IRA will be expanded to make it even more attractive as a retirement savings vehicle. The deductibility income phase-out limits are increased gradually, and there are more reasons for penalty-free IRA withdrawals. Also, spouses who are not covered by a plan at their place of employment may be eligible to make fully deductible IRA contributions, provided their joint income is less than $150,000. Partial deductions are allowed if income is between $150,000 and $160,000.

NEW ROTH IRA
Although you cannot deduct contributions to the Roth IRA, all interest, dividends and capital gains accumulate and can be withdrawn tax-free. Basically, this allows you to simplify tax planning down the road when you retire. Wayne Hummer Investments will offer the Roth IRA beginning January 1, 1998. Of course, there are restrictions and eligibility requirements so contact your Investment Executive for details.

CONVERSION FROM A TRADITIONAL IRA TO THE NEW ROTH IRA
Money in other IRAs, whether deductible or nondeductible, may be rolled over to a Roth IRA without penalty, subject to certain rules. A special tax break is given to taxpayers that convert an existing IRA before January 1, 1999. The income from the conversion can be included in income ratably over the four years beginning with the year of the conversion. Even if you do not currently have an IRA with Wayne Hummer, your Investment Executive, along with our retirement plans specialist, can provide you with the advantages of each IRA relative to your particular situation.

STATEMENT OF ASSETS AND LIABILITIES
                                                                                   SEPTEMBER 30,        YEAR ENDED
                                                                                            1997         MARCH 31,
ASSETS                                                                                (UNAUDITED)             1997
Investments, at value (Cost: $67,284,886 and $64,503,522, respectively)......       $127,191,458      $104,028,097
Cash.........................................................................             86,192            72,025
Dividends receivable.........................................................            145,291           146,375
Prepaid expenses.............................................................             13,445            14,459
Insurance deposit............................................................              3,846             3,846
Receivable for Fund Shares sold..............................................              2,000            49,175
                                                                                    ------------      ------------
              Total assets...................................................        127,442,232       104,313,977
LIABILITIES AND NET ASSETS
Payable for investments purchased............................................            217,344                 0
Due to Wayne Hummer Management Company.......................................             79,323            72,075
Accounts payable.............................................................             32,805            27,424
                                                                                    ------------      ------------
              Total liabilities..............................................            329,472            99,499
                                                                                    ------------      ------------
Net assets applicable to 3,777,823 and 3,718,059 Shares outstanding,
  no par value, equivalent to $33.65 and $28.03 per Share, respectively......       $127,112,760      $104,214,478
                                                                                    ============      ============
ANALYSIS OF NET ASSETS
Paid-in capital..............................................................        $62,068,488       $60,727,226
Net unrealized appreciation of investments...................................         59,906,572        39,524,575
Undistributed net realized gain on sales of investments......................          5,023,648         3,769,744
Undistributed net investment income..........................................            114,052           192,933
                                                                                    ------------      ------------
Net assets applicable to Shares outstanding..................................       $127,112,760      $104,214,478
                                                                                    ============      ============
THE PRICING OF SHARES
Net asset value, offering and redemption price per Share
  ($127,112,760 / 3,777,823 Shares outstanding and $104,214,478 / 3,718,059
Shares outstanding, respectively)............................................           $  33.65          $  28.03
                                                                                    ============      ============

STATEMENT OF OPERATIONS
                                                                              SIX MONTHS ENDED
                                                                                  SEPTEMBER 30,          YEAR ENDED
                                                                                           1997           MARCH 31,
INVESTMENT INCOME:                                                                   (UNAUDITED)               1997
  Dividends..................................................................       $   849,625         $ 1,899,940
  Interest...................................................................            61,152             108,484
                                                                                    -----------         -----------
              Total investment income........................................           910,777           2,008,424

EXPENSES:
  Management fee.............................................................           457,807             817,835
  Transfer agent fees........................................................            32,111              54,920
  Professional fees .........................................................            21,000              35,764
  Custodian fees.............................................................            11,001              20,500
  Trustee fees...............................................................            10,800              19,956
  Portfolio accounting fees..................................................             9,786              17,043
  Registration costs.........................................................             5,092              10,293
  Other......................................................................            22,047              36,892
                                                                                    -----------         -----------
              Total expenses.................................................           569,644           1,013,203
                                                                                    -----------         -----------
Net investment income........................................................           341,133             995,221
                                                                                    -----------         -----------
Net realized gain on sales of investments....................................         5,023,648           4,861,756
Change in unrealized appreciation ...........................................        20,381,997           5,425,276
                                                                                    -----------         -----------
Net gain on investments......................................................        25,405,645          10,287,032
                                                                                    -----------         -----------
Net increase in net assets resulting from operations.........................       $25,746,778         $11,282,253
                                                                                    ===========         ===========

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                          SIX MONTHS ENDED
                                                                             SEPTEMBER 30,        YEAR ENDED
                                                                                      1997         MARCH 31,
OPERATIONS:                                                                     (UNAUDITED)             1997
  Net investment income.....................................................  $    341,133      $    995,221
  Net realized gain on sales of investments.................................     5,023,648         4,861,756
  Change in unrealized appreciation.........................................    20,381,997         5,425,276
                                                                              ------------      ------------
Net increase in net assets resulting from operations........................    25,746,778        11,282,253

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.....................................................      (420,014)       (1,127,423)
  Net realized gain on investments..........................................    (3,769,744)       (3,830,121)
                                                                              ------------      ------------
Total dividends to Shareholders.............................................    (4,189,758)      (4,957,544)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold.................................................     2,531,373         5,813,237
  Shares issued upon reinvestment of dividends .............................     4,072,066         4,796,167
                                                                              ------------      ------------
                                                                                 6,603,439        10,609,404
  Less payments for Shares redeemed.........................................     5,262,177        15,327,845
                                                                              ------------      ------------
Increase (decrease) from Capital Share transactions.........................     1,341,262        (4,718,441)

Total increase in net assets................................................    22,898,282         1,606,268

NET ASSETS:
  Beginning of period ......................................................   104,214,478       102,608,210
                                                                              ------------      ------------
  End of period (including undistributed net investment income of $114,052
  and $192,933, respectively)...............................................  $127,112,760      $104,214,478
                                                                              ============      ============

FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)
                                                 SIX MONTHS ENDED
                                                    SEPTEMBER 30,
                                                             1997                        YEAR ENDED MARCH 31,
                                                       (UNAUDITED)         1997           1996          1995           1994
NET ASSET VALUE, BEGINNING OF PERIOD.....                $  28.03      $  26.37        $ 23.43       $ 21.23        $ 21.72

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................                    0.09          0.26           0.32          0.32           0.28
  Net realized and unrealized gains
   (losses) on investments...............                    6.66          2.69           3.41          2.40          (0.42)
                                                         --------      --------       --------       -------        -------
Total from investment operations.........                    6.75          2.95           3.73          2.72          (0.14)

LESS DISTRIBUTIONS:
  Dividends from net investment income...                   (0.11)        (0.29)         (0.31)        (0.31)         (0.28)
  Distributions from net realized
    gain on investments..................                   (1.02)        (1.00)         (0.48)        (0.21)         (0.07)
                                                         --------      --------       --------       -------        -------
Total distributions......................                   (1.13)        (1.29)         (0.79)        (0.52)         (0.35)
                                                         --------      --------       --------       -------        -------
NET ASSET VALUE, END OF PERIOD...........                $  33.65      $  28.03       $  26.37       $ 23.43        $ 21.23
                                                         ========      ========       ========       =======        =======

TOTAL RETURN.............................                  25.01%        11.61%         16.15%        13.04%         (0.69%)

RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period (000's)......                $127,112      $104,214       $102,608       $94,770         $92,391
  Ratio of expenses to average
    net assets...........................                   0.97%(a)      0.99%          1.06%         1.07%           1.07%
  Ratio of net investment income to
    average net assets...................                   0.58%(a)      0.97%          1.29%         1.44%           1.33%
  Portfolio turnover rate................                      7%(a)         9%             6%            3%              2%
  Average commission rate................                $ 0.0600      $ 0.0551             --            --              --

(a) Determined on an annualized basis.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS

                               September 30, 1997
                                           NUMBER
                                               OF
COMMON STOCKS (96.7%)                       SHARES          VALUE
AUTO & MACHINERY (7.5%)

Illinois Tool Works, Inc.                  130,000    $ 6,500,000
Regal-Beloit Corporation                   100,000      3,075,000
                                                       ----------
                                                        9,575,000

BANKS (4.9%)

First of America Bank Corporation           40,000      2,147,500
Northern Trust Corporation                  70,000      4,138,750
                                                       ----------
                                                        6,286,250

CHEMICAL (8.7%)

Avery Dennison Corporation                  70,000      2,800,000
Morton International, Inc.                 100,000      3,550,000
RPM, Inc.                                  100,000      2,050,000
Schulman (A.), Inc.                        125,000      2,671,875
                                                       ----------
                                                       11,071,875

COMMUNICATIONS EQUIPMENT (4.9%)

Andrew Corporation (c )                     60,000      1,571,250
QUALCOMM Incorporated (c)                   40,000      2,547,500
Motorola, Inc.                              30,000      2,156,250
                                                       ----------
                                                        6,275,000

ELECTRICAL/ELECTRONICS (8.9%)

Applied Materials, Inc. (c)                 40,000      3,810,000
Emerson Electric Co.                        60,000      3,457,500
Sun Microsystems, Inc. (c)                  40,000      1,872,500
Thomas & Betts Corporation                  40,000      2,185,000
                                                       ----------
                                                       11,325,000

FOOD, BEVERAGE & HOUSEHOLD (9.6%)

McCormick & Company, Incorporated          100,000      2,406,250
PepsiCo, Inc.                               40,000      1,622,500
Rubbermaid Incorporated                    100,000      2,556,250
Sara Lee Corporation                        70,000      3,605,000
Smucker (The J. M.) Company Class B         80,000      2,065,000
                                                       ----------
                                                       12,255,000

HEALTH CARE AND PHARMACEUTICALS (12.0%)

Abbott Laboratories                         40,000      2,557,500
C. R. Bard, Inc.                            60,000      2,036,250
MedPartners, Inc. (c)                       43,862        940,292
Patterson Dental Company (c)                50,000      2,025,000
R. P. Scherer Corporation (c)               85,000      5,264,688
STERIS Corporation (c)                      30,000      1,233,750

                                           NUMBER
                                               OF
COMMON STOCKS (96.7%)                       SHARES          VALUE
HEALTH CARE & PHARMACEUTICALS (CONTINUED)

Technol Medical Products, Inc. (c)          60,000     $1,207,500
                                                       ----------
                                                       15,264,980

INSURANCE (9.6%)

AON Corporation                             45,000      2,379,375
Cincinnati Financial Corporation            49,612      4,068,184
Ohio Casualty Corporation                   40,000      1,855,000
Old Republic International Corporation     100,000      3,900,000
                                                       ----------
                                                       12,202,559

MERCHANDISING & DISTRIBUTION (5.5%)

Arbor Drugs, Inc.                          100,000      2,325,000
Fastenal Company                            30,000      1,597,500
The Gap, Inc.                               35,000      1,752,187
Viking Office Products, Inc. (c)            60,000      1,305,000
                                                       ----------
                                                        6,979,687

OIL & GAS (2.4%)

Burlington Resources, Inc.                  60,000      3,078,750

PAPER & FOREST PRODUCTS (7.1%)

Albany International Corp. Class A         100,000      2,512,500
Consolidated Papers, Inc.                   55,000      3,052,500
Sonoco Products Company                    100,000      3,393,750
                                                       ----------
                                                        8,958,750

PUBLISHING & MEDIA (4.6%)

Interpublic Group of Companies, Inc.       112,500      5,772,656

SERVICES (4.1%)

H & R Block, Inc.                           60,000      2,317,500
Choice Hotels International, Inc. (c)      100,000      1,925,000
Olsten Corporation                          50,000        928,125
                                                       ----------
                                                        5,170,625

MISCELLANEOUS (6.9%)

Autoliv, Inc.                               40,920      1,739,100
Bacou USA, Inc. (c)                         65,000      1,137,500
The Boeing Company                          60,000      3,266,250
Pall Corporation                           120,000      2,587,500
                                                       ----------
                                                        8,730,350
                                                       ----------
Total Common Stocks (Cost: $63,039,910)             $ 122,946,482

SHORT-TERM INVESTMENTS (3.4%)
                                                                 MATURITY DATE      PRINCIPAL
                                                           RATE %       (1997)         AMOUNT         VALUE
United States Treasury Bill                                5.000        10/02       $ 354,000     $ 353,952
General Electric Capital Corp                              5.592        10/06         502,000       501,616
General Electric Capital Corp                              5.599        10/14         412,000       411,180
American Express Credit Corp.                              5.594        10/21         502,000       500,466
United States Treasury Bill                                5.157        10/23         777,000       774,591
United States Treasury Bill                                5.183        10/30         405,000       403,339
United States Treasury Bill                                5.244        11/06         202,000       200,961
United States Treasury Bill                                5.265        11/13         404,000       401,526
United States Treasury Bill                                4.602        11/20         110,000       109,311
United States Treasury Bill                                4.960        12/26         582,000       575,278
United States Treasury Bill                                5.498        02/05/98       13,000        12,756
                                                                                               ------------
   Total Short-Term Investments (Cost: $4,244,976)                                                4,244,976
                                                                                               ------------

TOTAL INVESTMENTS (Cost: $67,284,886) (100.1%)                                                  127,191,458
CASH AND OTHER ASSETS, LESS LIABILITIES (-0.1%)                                                     (78,698)
                                                                                               ------------
NET ASSETS (100.0%)                                                                            $127,112,760
                                                                                               ============

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Interest rates on money market instruments represent annualized yield to date of maturity.
(b) Based on the cost of investments of $67,284,886 for federal income tax purposes at September 30, 1997, the aggregate gross unrealized appreciation was $60,283,907, the aggregate gross unrealized depreciation was $377,335 and the net unrealized appreciation of investments was $59,906,572.
(c) Non-income producing security.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Fund Shares are sold and redeemed on a continuous basis at net asset value.
Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Fund's portfolio so as to affect materially the net asset value of the Shares by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On October 20, 1997, an ordinary income dividend of $.04 per Share was declared, payable October 20, 1997, to Shareholders of record on October 20, 1997.

3. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a
Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC, ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed the lesser of (1) 1.50% of the average daily net assets of the Fund or (2) the expense limitations applicable to the Fund imposed by any state in which the Fund's Shares are sold. During the period ended September 30, 1997, and the year ended March 31, 1997, the Fund incurred management fees of $457,807 and $817,835, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1997, and the year ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $10,800 and $19,956, respectively.

5. INVESTMENT TRANSACTIONS
Investment transactions (excluding money market instruments) are as follows:

                          SIX MONTHS ENDED          YEAR ENDED
                        SEPTEMBER 30, 1997      MARCH 31, 1967
   Purchases                    $3,980,844         $ 8,696,045
   Proceeds from sales          $8,855,043         $13,170,404

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                              SIX MONTHS
                                                   ENDED           YEAR ENDED
                                      SEPTEMBER 30, 1997       MARCH 31, 1997

   Shares sold                                    83,387             217,693
   Shares issued upon reinvestment
     of dividends                                148,735             183,754
                                             -----------         -----------
                                                 232,122             401,447
   Shares redeemed                              (172,358)           (574,850)
                                             -----------         -----------
   Net decrease in Shares outstanding            (59,764)           (173,403)
                                             ===========         ===========

BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

LOGO: Member of 100% No-Load(TM) Mutual Fund Council

LOGO: Wayne Hummer Investments LLC

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(920) 734.1474 (local)

www.whummer.com

WAYNE HUMMER GROWTH FUND
                                   Semi-Annual
                                    Financial
                                   Statements

                               September 30, 1997
                                   (Unaudited)



WAYNE HUMMER GROWTH FUND

300 South Wacker Drive
Chicago, IL 60606-6607


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